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                          MAINSTAY VP SERIES FUND, INC.

                            CASH MANAGEMENT PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2003

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Although not a prospectus, this Statement of Additional Information ("SAI")
supplements the information contained in the prospectus dated May 1, 2003 for the Cash Management Portfolio (the "Portfolio") of MainStay VP Series Fund, Inc.
(the "Fund"), as amended or supplemented from time to time (the "Prospectus").
This SAI is incorporated by reference in and is made part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to New York Life Insurance and Annuity Corporation, 51
Madison Avenue, Room 452, New York, New York 10010 or by calling 1-800-598-2019.

The Portfolio described in this SAI may not be available in all New York Life
Insurance and Annuity Corporation products.

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                                TABLE OF CONTENTS

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MAINSTAY VP SERIES FUND, INC. INVESTMENT POLICIES...............................................................    1

FUNDAMENTAL INVESTMENT POLICIES.................................................................................    1

ADDITIONAL NON-FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIO..................................    2

OTHER INVESTMENT POLICIES.......................................................................................    3

INVESTMENT PRACTICES............................................................................................    5

       BANK OBLIGATIONS.........................................................................................    5

       CASH EQUIVALENTS.........................................................................................    5

       COMMERCIAL PAPER.........................................................................................    5

       DEBT SECURITIES..........................................................................................    5

       FLOATERS.................................................................................................    6

       ZERO COUPON BONDS........................................................................................    6

       U.S. GOVERNMENT SECURITIES...............................................................................    6

       REPURCHASE AGREEMENTS....................................................................................    6

       REVERSE REPURCHASE AGREEMENTS............................................................................    7

       ILLIQUID SECURITIES......................................................................................    8

       RESTRICTED SECURITIES....................................................................................    8

       BORROWING................................................................................................    8

       FOREIGN SECURITIES.......................................................................................    9

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
       WHEN-ISSUED SECURITIES..................................................................................     9

       MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES......................................................    10

       REAL ESTATE INVESTMENT TRUSTS ("REITS").................................................................    10

MANAGEMENT OF THE FUND.........................................................................................    12

THE MANAGER AND THE SUB-ADVISER................................................................................    17

ADMINISTRATIVE SERVICES........................................................................................    18

PORTFOLIO BROKERAGE............................................................................................    18

DETERMINATION OF NET ASSET VALUE...............................................................................    19

       HOW PORTFOLIO SECURITIES ARE VALUED.....................................................................    19

INVESTMENT PERFORMANCE CALCULATIONS............................................................................    19

       YIELD CALCULATIONS......................................................................................    19

       TOTAL RETURN CALCULATIONS...............................................................................    20

PURCHASE AND REDEMPTION OF SHARES..............................................................................    20

TAXES..........................................................................................................    21

GENERAL INFORMATION............................................................................................    23

CODE OF ETHICS.................................................................................................    24

LEGAL COUNSEL..................................................................................................    24

INDEPENDENT ACCOUNTANTS........................................................................................    24

DESCRIPTION OF SECURITIES RATINGS..............................................................................   A-1
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                MAINSTAY VP SERIES FUND, INC. INVESTMENT POLICIES

         The Portfolio pursues its investment objective through separate investment policies as described in the Prospectus and below. The following discussion elaborates on the presentation of the Portfolio's investment policies contained in the Prospectus. The investment restrictions set forth below are fundamental policies of the Portfolio as indicated; i.e., they may not be changed with respect to the Portfolio without a majority vote of the outstanding shares of the Portfolio. This means the approval of the shareholders of a majority of the Portfolio's outstanding voting securities, defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of
(a) more than 50% of the Portfolio's outstanding shares or (b) 67% or more of the Portfolio's shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy.

                         FUNDAMENTAL INVESTMENT POLICIES

THE PORTFOLIO WILL NOT:

         (1) invest more than 5% of the value of its total assets in the securities of any one issuer, except in U.S. Government securities;

         (2) purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Portfolio, except that this restriction does not apply to U.S. Government securities;

         (3) borrow money (except from banks on a temporary basis for extraordinary or emergency purposes), issue senior securities (except as appropriate to evidence indebtedness that the Portfolio is permitted to incur) and/or pledge, mortgage or hypothecate its assets, except that the Portfolio may
(i) borrow money or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, (ii) enter into transactions in options, forward currency contracts, futures and options on futures as described in the Prospectus and in this Statement of Additional
Information (the deposit of assets in escrow in connection with the writing of secured put and covered call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts and related options contracts will not be deemed to be pledges of the Portfolio's assets), and (iii) secure permitted borrowings, pledge securities having a market value at the time of pledge not exceeding 15% of the cost of the Portfolio's total assets;

         (4) act as underwriter of the securities issued by others, except to the extent that purchases of securities, in accordance with the Portfolio's investment objectives and policies directly from the issuer thereof and the later disposition thereof, may be deemed to be underwriting;

         (5) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. Government securities and except that more than 25% of the market value of the total assets of the Portfolio will be invested in the securities of banks and bank holding companies, including certificates of deposit and bankers' acceptances. For the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents;

         (6) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts
(other than securities of companies that invest in or sponsor those programs and except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indexes or related options thereon), the Portfolio reserving the freedom of action to hold and to sell real estate acquired for the Portfolio as a result of the ownership of securities. Forward foreign currency exchange contracts, options on

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currency, currency futures contracts and options on such futures contracts are not deemed to be investments in a prohibited commodity or commodity contract for the purpose of this restriction; or

         (7) lend any funds or other assets, except that the Portfolio may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements;
and (iii) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and any guidelines established by the Fund's Board of Directors; or

         (8) issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur and except for shares of existing or additional series of the Fund.

         "Value" for the purposes of all investment restrictions shall mean the value used in determining the Portfolio's net asset value.

                      ADDITIONAL NON-FUNDAMENTAL INVESTMENT
                    RESTRICTIONS APPLICABLE TO THE PORTFOLIO

         In addition to the fundamental investment policies described above, the Fund has also adopted the following investment policies for the Portfolio which, unlike those described above, may be changed without shareholder approval.
Except for those investment policies of the Portfolio specifically identified as fundamental in this SAI, all other investment policies and practices described in the Prospectus and this SAI, including those described below, may be changed by the Directors without the approval of shareholders.

THE PORTFOLIO WILL NOT:

         (1) enter into repurchase agreements or purchase any "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act) if, as a result thereof, more than 10% of the net assets of the Portfolio taken at market value would be, in the aggregate, invested in repurchase agreements maturing in more than seven days and illiquid securities or securities which are not readily marketable, (including over-the-counter options considered by the Board of Directors of the Fund not to be readily marketable);

         (2) invest assets in securities of other open-end investment companies (except in connection with a merger, consolidation, reorganization or acquisition of assets), but, to the extent permitted by the 1940 Act, the Portfolio may invest in shares of money market funds if double advisory fees are not assessed, may invest up to 5% of its assets in closed-end investment companies (which would cause the Portfolio to pay duplicate fees), and may purchase or acquire up to 10% of the outstanding voting stock of a closed-end investment company (foreign banks or their agencies or subsidiaries and foreign insurance companies are not considered investment companies for the purposes of this limitation);

         (3) purchase warrants of any issuer, except on a limited basis when, as a result of such purchases by the Portfolio, no more than 2% of the value of the Portfolio's total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, and no more than 5% of the value of the total assets of the Portfolio may be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to, and excluding from these limitations, warrants acquired by the Portfolio in units with or attached to debt securities;

         (4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

         (5) purchase securities on margin or make short sales (except short sales against the box), except in connection with arbitrage transactions or unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, except that the Portfolio may obtain such

                                      2

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short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving foreign currency forward contracts; or

         (6) purchase or sell any put or call options or any combination thereof, except that the Portfolio may purchase and sell or write (i) options on any futures contracts into which it may enter, (ii) put and call options on currencies, securities indexes and covered put and call options on securities, and (iii) may also engage in closing purchase transactions with respect to any put and call option position it has entered into.

                            OTHER INVESTMENT POLICIES

         The following is more detailed information regarding subjects addressed in the Portfolio's current Prospectus.

         The Portfolio may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks and foreign banks, such as negotiable certificates of deposit
(Eurodollars). Since the Portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the Portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the Portfolio.

         All of the assets of the Portfolio will generally be invested in obligations which mature in 397 days or less and substantially all these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Portfolio will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Portfolio's holdings may not exceed 90 days. Consistent with the provisions of a rule of the SEC, the
Portfolio invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. MacKay
Shields LLC shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Directors. A money market instrument will be considered to be highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's Investors Service, Inc.
("Moody's"), AAA or A-1 by Standard & Poor's ("S&P")) by: (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that received a short-term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that
NRSRO, and whose acquisition is approved or ratified by the Board of Directors;
(3) an unrated security that is of comparable quality to a security in the highest rating category as determined by MacKay Shields LLC; (4) (i) with respect to a security that is subject to any features that entitles the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest "Demand Feature" or obligations of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest "Guarantee," the Guarantee has received a rating from an
NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event that the
Demand Feature or Guarantee is substituted with another Demand Feature or
Guarantee; (5) if it is a security issued by a money market fund registered with the SEC under the 1940 Act; or (6) if it is a Government Security. With respect to 5% of its total assets, measured at the time of investment, the Portfolio may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody"s or AA or A-2 by S&P).

         The Portfolio may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that the Portfolio may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of securities of any one issuer,

                                      3

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and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. Immediately after the acquisition of any Demand Feature or Guarantee, the Portfolio, with respect to 75% of its total assets, shall not have invested more than 10% of its total assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee (or a security after giving effect to the Demand Feature or Guarantee) that is not within the highest rating category by NRSROs, the Portfolio shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand
Feature or Guarantee. The Portfolio may not invest more than the greater of 1% of its total assets or one million dollars, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. Government securities or securities subject to certain Guarantees. In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, MacKay Shields LLC, under procedures approved by the Board of Directors shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board of Directors (the "Valuation Committee") that the Portfolio take such action as it determines is in the best interest of the Portfolio and its shareholders. The Valuation Committee, after consideration of the recommendation of MacKay Shields LLC and such other information as it deems appropriate, shall cause the Portfolio to take such action as it deems appropriate, and shall report promptly to the Board of Directors the action it has taken and the reasons for such action.

         Pursuant to the rule, the Portfolio uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Portfolio's per share net asset value at $1.00. The amortized cost method, which is normally used to value all of the Portfolio's securities involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         The Directors have also established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's holdings by the Directors, at such intervals as they deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

         The extent of deviation between the Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Directors. If such deviation exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Directors have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

         The Portfolio may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Portfolio's shares.

         The Portfolio may also, consistent with the provisions of the rule, invest in securities with a face maturity of more than thirteen months, provided that the security is either a variable or floating rate U.S. Government security, or a floating or variable rate security with certain demand or interest rate reset features.

                                      4

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                              INVESTMENT PRACTICES

         The Portfolio may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectus or elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Portfolio's Manager or Sub-Adviser may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

BANK OBLIGATIONS

         The Portfolio may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in certificates of deposit, time deposits and other short-term obligations issued by savings and loan associations ("S&Ls").

         Certificates of deposit are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Time deposits which may be held by the Portfolio will not benefit from insurance from the Bank Insurance
Fund or the Savings Association Insurance Fund administered by the Federal
Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

         Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital, surplus, and individual profits (as of the date of their most recently published financials) in excess of $100,000,000, or if, with respect to the obligations of other banks and S&Ls, such obligations are federally insured. The Portfolio will invest accordingly. These limitations do not prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

CASH EQUIVALENTS

         The Portfolio may invest in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see
"Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements); obligations of banks
(certificates of deposit, bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and other debt instruments not specifically described if such instruments are deemed by the Directors or Manager to be of comparable high quality and liquidity.

COMMERCIAL PAPER

         The Portfolio may invest in commercial paper according to the policies set forth in "Other Investment Policies."

DEBT SECURITIES

         Debt securities may have fixed, variable or floating rates of interest.
To the extent that the Portfolio invests in debt securities, it will be subject to certain risks. The value of the debt securities held by the Portfolio, and thus the net asset value, or NAV, of the shares of the Portfolio, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in

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interest rates, the average maturity of the Portfolio's investments, changes in relative values of the currencies in which the Portfolio's investments are denominated relative to the U.S. dollar, and the extent to which the Portfolio hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by the Portfolio, and a decline in interest rates will increase the value of fixed income securities held by the Portfolio.

FLOATERS

         The Portfolio may, to the extent permitted by law, invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well.

ZERO COUPON BONDS

         The Portfolio may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest.
Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Portfolio on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Portfolio must accrue and distribute every year even though the Portfolio receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

U.S. GOVERNMENT SECURITIES

         U.S. government securities are securities issued or guaranteed by the United States government, its agencies or instrumentalities and include: (i)
U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, U.S. Treasury bills (maturity of one year or less), U.S.
Treasury notes (maturities of one to ten years), and U.S. Treasury bonds
(generally maturities of greater than ten years), all of which are backed by the full faith and credit of the United States government; and (ii) obligations issued or guaranteed by U.S. government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., the Export-Import Bank); some of which are supported by the right of the issuer to borrow from the U.S. government (e.g., obligations of the Tennessee Valley
Authority and the United States Postal Service); and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan
Marketing Association). U.S. government securities also include government-guaranteed mortgage-backed securities. (See "Mortgage-Related and Other Asset-Backed Securities" below.)

         U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

REPURCHASE AGREEMENTS

         The Portfolio may enter into repurchase agreements, including foreign repurchase agreements, with any member bank of the Federal Reserve System or a member firm of the National Association of Securities Dealers, Inc. that is determined to be creditworthy by the Manager or Sub-Adviser. A repurchase agreement, which provides a means for the Portfolio to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Portfolio) purchases a security, usually in the form of a debt obligation (the

                                      6

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"Obligation") and the seller agrees, at the time of sale, to repurchase the
Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by the Portfolio's Custodian, or another custodian as agent for the Portfolio and the Portfolio's counterparty. The Portfolio attempts to assure that the value of its purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price upon repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

         For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Portfolio to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller.

         In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

         The Directors have delegated to the Portfolio's Manager or Sub-Adviser the authority and responsibility to monitor and evaluate the Portfolio's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Portfolio to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Portfolio, the Portfolio's Manager or Sub-Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.

REVERSE REPURCHASE AGREEMENTS

         The Portfolio may enter into domestic or foreign reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price.

         Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities
(obligations) held by the Portfolio, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

         Reverse repurchase agreements will not extend for more than 30 days.
This practice is not for investment leverage but solely to facilitate management of the investment portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

                                      7


         While a reverse repurchase agreement is outstanding, the Portfolio will maintain appropriate liquid assets in a segregated custodian account to cover their obligations under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Sub-Adviser.

         The use of reverse repurchase agreements by the Portfolio creates leverage which increases the Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

         If the buyer of the debt securities pursuant to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

         During the period any reverse repurchase agreements are outstanding, to the extent necessary to assure completion of the reverse repurchase agreements, the Portfolio will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. Interest paid on borrowed funds will not be available for investment. The Portfolio will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding (except as described above).

ILLIQUID SECURITIES

         The Portfolio may invest in illiquid securities. Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreements maturing in more than seven days. Difficulty in selling securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager determines the liquidity of the Portfolio's investments; in doing so, the Manager may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

RESTRICTED SECURITIES

         Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) of the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Directors). Difficulty in selling securities may result in a loss or be costly to the Portfolio. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder (i.e., the Portfolio) might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

BORROWING

         The Portfolio may borrow consistent with its investment restrictions. This borrowing may be unsecured. The 1940 Act requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time and could cause the Portfolio to be unable to meet certain requirements for qualification as a regulated investment company for federal tax purposes.

To avoid the potential leveraging effects of the Portfolio's borrowings, the Portfolio will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on the Portfolio's NAV of any increase or decrease in the market value of the Portfolio's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

FOREIGN SECURITIES

         The Portfolio may invest in U.S. dollar-denominated securities of foreign issuers. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Portfolio is restricted to purchasing U.S. dollar-denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers.

         Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Foreign investments could be more difficult to sell than U.S. investments. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. If foreign securities are determined to be illiquid, then the Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Portfolio may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

WHEN-ISSUED SECURITIES

         The Portfolio may, from time to time, purchase securities on a "when-issued" basis. Debt securities are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. To the extent that assets of the Portfolio are held in cash pending the settlement of a purchase of securities, the Portfolio would earn no income; however, it is the Fund's intention that the Portfolio will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, the Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

         The transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Portfolio and not for purposes of leveraging the Portfolio's assets. However, the Portfolio will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Portfolio has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Portfolio.

         At the time the Fund makes the commitment on behalf of the Portfolio to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's NAV. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. The Directors do not believe that the Portfolio's NAV or income will be exposed to additional risk by the purchase of securities on a when-issued basis. The Portfolio will establish a segregated account in which it will maintain liquid assets at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

         The Portfolio may buy mortgage-related and asset-backed securities. Mortgage-related and asset-backed securities are securities which derive their value from underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.

         Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved.

         The ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the Portfolio's Manager or Sub-Adviser to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Portfolio, to the extent permitted in the Prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities.

         The Portfolio may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act. In addition, if any such security is determined to be illiquid, the Portfolio will limit its investment in these instruments subject to its limitation on investments in illiquid securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

         The Portfolio may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The Portfolio will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent the Portfolio invests in REITs, it is also subject to the risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition, increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

         REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than--and at times will perform differently from--large-capitalization stocks such as those found in the Dow Jones Industrial Average. In addition, because smaller-capitalization stocks are typically less liquid than large-capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

                             MANAGEMENT OF THE FUND

         The Board of Directors oversees the management of the Fund and elects its officers. The Fund's officers are responsible for the day-to-day operations of the Fund. Each Director serves until his/her successor is elected and qualified or until his/her resignation, death or removal. Officers serve a term of one year and are elected annually by the Directors. Information pertaining to the Directors and executive officers of the Fund is set forth below. The business address of each Director and Officer is 51 Madison Avenue, New York, New York 10010.

                              INTERESTED DIRECTORS*

------------------------------------------------------------------------------------------------------------------------------------
                            POSITION(S)                                                           NUMBER OF
                           HELD WITH THE                                                         PORTFOLIOS IN
                             FUND AND                                                            FUND COMPLEX            OTHER
   NAME AND DATE OF          LENGTH OF                                                            OVERSEEN BY        DIRECTORSHIPS
       BIRTH                TIME SERVED      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS        DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt          Chairman and      Chief Executive Officer, Chairman and                    43                  None
DOB: 10/8/50               Chief             Manager, New York Life Investment
                           Executive         Management LLC (including predecessor
                           Officer           advisory organizations) and New York Life
                           since             Investment Management Holdings LLC;
                           January 1,        Executive Vice President, New York Life
                           2002, and         Insurance Company; Director, NYLIFE
                           Director          Distributors, Inc.; Vice Chairman and
                           since             Manager, McMorgan & Company LLC; Manager,
                           November          MacKay Shields LLC; Executive Vice
                           2001.             President, New York Life Insurance and
                                             Annuity Corporation; Chairman and
                                             Trustee, The MainStay Funds (24
                                             portfolios); Executive Vice President and
                                             Chief Investment Officer, MassMutual Life
                                             Insurance Company (1993 to 1999).
------------------------------------------------------------------------------------------------------------------------------------
Anne F. Pollack            President         Senior Vice President and Chief                          19                  None
DOB: 11/7/55               and Chief         Investment Officer, New York Life
                           Administrative    Insurance Company; Senior Vice President,
                           Officer           Chief Investment Officer and Manager,
                           since 1990,       NYLIFE LLC and New York Life
                           and Director      International LLC; Senior Vice President,
                           since 1989.       Chief Investment Officer and Director,
                                             New York Life Insurance and Annuity
                                             Corporation and NYLIFE Insurance Company
                                             of Arizona; Director, NYLIFE Securities
                                             Inc.
------------------------------------------------------------------------------------------------------------------------------------
Robert D. Rock             Vice              Senior Vice President, New York Life                     19                  None
DOB: 12/16/54              President         Insurance Company; Senior Vice President
                           since 1985,       and Director, New York Life Insurance and
                           and Director      Annuity Corporation and NYLIFE
                           since 1984.       Distributors Inc.; Director, NYLIFE
                                             Insurance Company of Arizona; Senior Vice
                                             President, NYLIFE Securities Inc.
------------------------------------------------------------------------------------------------------------------------------------

* Certain Directors are considered to be interested persons of the Fund within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Insurance and Annuity Corporation, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, New York Life Investment Management Institutional Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past 5 Years."

                            NON-INTERESTED DIRECTORS

------------------------------------------------------------------------------------------------------------------------------------
                            POSITION(S)                                                           NUMBER OF
                           HELD WITH THE                                                         PORTFOLIOS IN
                             FUND AND                                                            FUND COMPLEX            OTHER
   NAME AND DATE OF          LENGTH OF                                                            OVERSEEN BY        DIRECTORSHIPS
       BIRTH                TIME SERVED      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS        DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Drabb           Director          Retired. Executive Vice President,                       19            Director, MONY
DOB: 10/4/33               since 1994.       O'Brien Asset Management (1993 to 1999).                               Series Fund (7
                                                                                                                    portfolios);
                                                                                                                    Director, New
                                                                                                                    York Life
                                                                                                                    Settlement
                                                                                                                    Corporation.
------------------------------------------------------------------------------------------------------------------------------------
Jill Feinberg              Director          President, Jill Feinberg & Company, Inc.                 19            Director, New
DOB: 4/14/54               since 1995.       (special events and meeting planning                                   York Life
                                              firm).                                                                Settlement
                                                                                                                    Corporation.
------------------------------------------------------------------------------------------------------------------------------------
Daniel Herrick             Director          Retired. Treasurer and Executive                         19                 None
DOB: 12/1/20               since 1983.       Officer, National Gallery of Art (1985 to
                                             1995).
------------------------------------------------------------------------------------------------------------------------------------
Roman L. Weil              Director          V. Duane Rath Professor of Accounting,                   19                 None
DOB: 5/22/40               since 1994.       Graduate School of Business, University
                                             of Chicago; President, Roman L. Weil
                                             Associates, Inc. (consulting firm).
------------------------------------------------------------------------------------------------------------------------------------
John A. Weisser, Jr.       Director          Retired. Managing Director of Salomon                    19                 None
DOB: 10/22/41              since 1997.       Brothers, Inc. (1981 to 1995).
------------------------------------------------------------------------------------------------------------------------------------

                         OFFICERS WHO ARE NOT DIRECTORS

------------------------------------------------------------------------------------------------------------------------------------
                            POSITION(S)                                                           NUMBER OF
                           HELD WITH THE                                                         PORTFOLIOS IN
                             FUND AND                                                            FUND COMPLEX            OTHER
   NAME AND DATE OF          LENGTH OF                                                            OVERSEEN BY        DIRECTORSHIPS
       BIRTH                TIME SERVED      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS        DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Theodore A. Mathas         Executive         Senior Vice President, New York Life                     N/A                 N/A
DOB: 4/4/67                Vice              Insurance Company; Senior Vice President,
                           President         Chief Operating Officer and Director, New
                           since May         York Life Insurance and Annuity
                           14, 2002.         Corporation; Senior Vice President, Chief
                                             Operating Officer and Director, NYLIFE
                                             Insurance Company of Arizona; Director,
                                             NYLIFE Securities Inc.
------------------------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell         Treasurer,        Managing Director, New York Life                         N/A                 N/A
DOB: 9/27/59               Chief             Investment Management LLC (including
                           Financial         predecessor advisory organizations); Vice
                           and               President, Treasurer, Chief Financial and
                           Accounting        Accounting Officer, The MainStay Funds;
                           Officer           Treasurer, Chief Financial and Accounting
                           since 2001.       Officer, Eclipse Funds Inc., Eclipse
                                             Funds, and New York Life Investment
                                             Management Institutional Funds; Chief
                                             Financial Officer and Assistant
                                             Treasurer, McMorgan Funds.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                            POSITION(S)                                                           NUMBER OF
                           HELD WITH THE                                                         PORTFOLIOS IN
                             FUND AND                                                            FUND COMPLEX            OTHER
   NAME AND DATE OF          LENGTH OF                                                            OVERSEEN BY        DIRECTORSHIPS
       BIRTH                TIME SERVED      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS        DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi          Secretary         Senior Managing Director, General Counsel                N/A                 N/A
DOB: 10/19/46              since 2001.       and Secretary, New York Life Investment
                                             Management LLC (including predecessor
                                             advisory organizations); Secretary, New
                                             York Life Investment Management Holdings
                                             LLC; Senior Vice President, New York Life
                                             Insurance Company; Vice President and
                                             Secretary, McMorgan & Company LLC;
                                             Secretary, NYLIFE Distributors, Inc.;
                                             Secretary, The MainStay Funds, Eclipse
                                             Funds Inc., Eclipse Funds and New York
                                             Life Investment Management Institutional
                                             Funds; Managing Director and Senior
                                             Counsel, Lehman Brothers Inc., (October
                                             1998 to December 1999); General Counsel
                                             and Managing Director, JP Morgan
                                             Investment Management Inc. (1986 to
                                             September 1998).
------------------------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro         Tax Vice          Vice President, New York Life Insurance                  N/A                 N/A
DOB: 12/12/49              President         Company; Vice President, New York Life
                           since 1991.       Insurance and Annuity Corporation, NYLIFE
                                             Insurance Company of Arizona, NYLIFE LLC,
                                             NYLIFE Securities Inc. and NYLIFE
                                             Distributors Inc.; Tax Vice President,
                                             New York Life International, LLC; Tax
                                             Vice President, Eclipse Funds, Eclipse
                                             Funds Inc., The MainStay Funds and New
                                             York Life Investment Management
                                             Institutional Funds.
------------------------------------------------------------------------------------------------------------------------------------

BOARD COMMITTEES

         The Board of Directors oversees the Fund, the Manager and Sub-Advisers. The committees of the Board include the Audit Committee, Nominating Committee and Dividend Committee. The Board also has established a Valuation Committee and Valuation Subcommittee, which include members who are not members of the Board.

         The purpose of the Audit Committee is to assist the full Board in oversight of (1) the integrity of the Fund's financial statements; (2) the Fund's compliance with legal and regulatory requirements; and (3) the qualifications, independence and performance of the Fund's independent auditors. The members of the Audit Committee include all of the independent Directors:
Michael J. Drabb, Jill Feinberg, Daniel Herrick, Roman L. Weil, and John A. Weisser, Jr. There were 3 Audit Committee meetings held during 2002.

         The purpose of the Nominating Committee is to (1) evaluate the qualifications of candidates and make nominations for independent director membership on the Board, (2) nominate members of committees of the Board and periodically review committee assignments, and (3) make recommendations to the Board concerning the responsibilities or establishment of Board committees. The Committee does not consider nominees recommended by shareholders. The members of the Nominating Committee include all of the independent Directors: Michael J. Drabb, Jill Feinberg, Daniel Herrick, Roman L. Weil, and John A. Weisser, Jr. There were no Nominating Committee meetings held during 2002.

         The purpose of the Dividend Committee is to calculate the dividends authorized by the Board and to set record and payment dates. The members of the Dividend Committee are Gary E. Wendlandt and Anne F. Pollack. There was 1 Dividend Committee meeting held during 2002.

         The purpose of the Valuation Committee is to oversee the implementation of the valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The Committee reviews each action taken by the Valuation Subcommittee within a calendar quarter of the occurrence. The members of the Valuation Committee, on which one or more Directors may serve, include: Robert A. Anselmi, Derek D. Burke, Patrick
J. Farrell, Jill Feinberg, Anne F. Pollack, John A. Weisser, Jr., Gary E. Wendlandt, and Roman L. Weil. There were 4 Valuation Committee meetings held during 2002.

         The purpose of the Valuation Subcommittee is to establish, pursuant to the Fund's valuation procedures, prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable. Meetings of the Subcommittee are held on an as needed basis and are held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Directors may serve, include: Robert A. Anselmi, Derek D. Burke, Patrick J. Farrell, Anne F. Pollack, Gary E. Wendlandt and John K. Forst. There was 1 Valuation Subcommittee meeting held during 2002.

OWNERSHIP OF SECURITIES

         None of the Directors or officers directly owns shares of the Fund. As of December 31, 2002, the Directors and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund. For the year ended December 31, 2002, the dollar range of equity securities owned beneficially by each director in the Fund and in any registered investment companies overseen by the Directors within the same family of investment companies as the Fund is as follows:

INTERESTED DIRECTORS

----------------------------------------------------------------------------------------------------------------------
                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                SECURITIES IN ALL REGISTERED
                                                                                INVESTMENT COMPANIES OVERSEEN BY
                               DOLLAR RANGE OF EQUITY SECURITIES                DIRECTOR IN FAMILY OF INVESTMENT
NAME OF DIRECTOR               IN THE FUND                                      COMPANIES
----------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt              None                                             None
----------------------------------------------------------------------------------------------------------------------
Anne F. Pollack                None                                             None
----------------------------------------------------------------------------------------------------------------------
Robert D. Rock                 $1 - $10,000 (Capital Appreciation Portfolio)    $10,001 - $50,000
                               $1 - $10,000 (Growth Equity Portfolio)
                               $1 - $10,000 (Bond Portfolio)
                               $1 - $10,000 (Government Portfolio)
----------------------------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

----------------------------------------------------------------------------------------------------------------------
                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                SECURITIES IN ALL REGISTERED
                                                                                INVESTMENT COMPANIES OVERSEEN BY
                               DOLLAR RANGE OF EQUITY SECURITIES                DIRECTOR IN FAMILY OF INVESTMENT
NAME OF DIRECTOR               IN THE FUND                                      COMPANIES
----------------------------------------------------------------------------------------------------------------------
Michael J. Drabb               None                                             None
----------------------------------------------------------------------------------------------------------------------
Jill Feinberg                  None                                             None
----------------------------------------------------------------------------------------------------------------------
Daniel Herrick                 None                                             None
----------------------------------------------------------------------------------------------------------------------
Roman L. Weil                  $1 - $10,000 (Indexed Equity Portfolio)          $1 - $10,000
----------------------------------------------------------------------------------------------------------------------
John A. Weisser, Jr.           None                                             None
----------------------------------------------------------------------------------------------------------------------

COMPENSATION

         Each Director of the Fund who is not an interested person of the Fund currently receives a fee of $35,000 per year plus $1,500 for each Board meeting and each Committee meeting attended, and is reimbursed for out-of-pocket expenses incurred in connection with attending meetings. No Director or officer of the Fund who is also a director, officer or employee of New York Life is entitled to any compensation from the Fund for services to the Fund. The following Compensation Table reflects all compensation paid by the Fund for the year ended December 31, 2002, for each of the following persons:

                                                      PENSION OR
                                    AGGREGATE         RETIREMENT                              TOTAL COMPENSATION
                                  COMPENSATION     BENEFITS ACCRUED     ESTIMATED ANNUAL      FROM REGISTRANT AND
                                      FROM          AS PART OF FUND      BENEFITS UPON       FUND COMPLEX PAID TO
 NAME OF PERSON, POSITION          REGISTRANTS         EXPENSES           RETIREMENT               DIRECTORS
Michael J. Drabb, Director         $   45,500            $  0                $ 0                  $   45,500

Jill Feinberg, Director                51,500               0                  0                      51,500

Daniel Herrick, Director               45,500               0                  0                      45,500

Anne F. Pollack, Director                   0               0                  0                           0

Robert D. Rock, Director                    0               0                  0                           0

Roman L. Weil, Director                45,500               0                  0                      45,500

John A. Weisser, Jr., Director         51,500               0                  0                      51,500
                                                                                                  ----------
   TOTAL                                                                                          $  239,500
                                                                                                  ==========

                         THE MANAGER AND THE SUB-ADVISER

         New York Life Investment Management LLC ("NYLIM" or the "Manager"), subject to the supervision of the Directors of the Fund and in conformity with the stated policies of the Portfolio of the Fund, administers the Portfolio's business affairs and manages the investment operations of the Portfolio and the composition of the Portfolio's holdings, including the purchase, retention, disposition and loan of securities. These advisory services are provided pursuant to an Investment Advisory Agreement with regard to the Portfolio. As described more fully below, the Manager has delegated day-to-day Portfolio management responsibilities for the Portfolio to a Sub-Adviser. The Manager is a subsidiary of New York Life Insurance Company ("New York Life").

         Prior to February 13, 2001, MacKay Shields LLC ("MacKay Shields") served as the investment adviser to the Portfolio. On February 13, 2001, the Directors of the Fund approved a Substitution Agreement which substituted NYLIM for MacKay Shields as investment adviser to the Portfolio. The Board also approved a Sub-Advisory Agreement between NYLIM and MacKay Shields, under which MacKay Shields will continue to provide portfolio management services to the Portfolio. The substitution as described above did not affect the investment personnel responsible for managing the Portfolio's investments or any other aspect of the Portfolio's operations.

         The Investment Advisory Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors, or by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act and in a rule under the Act) and, in either case, by a majority of the Directors who are not "interested persons" of the Fund or the Manager (as that term is defined in the 1940 Act).

         The Manager has authorized any of its directors, officers and employees who have been elected or appointed as directors or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, the Manager bears the salaries and expenses of all of its personnel.

         Other than as imposed by law, the Investment Advisory Agreement provides that the Manager shall not be liable to the Portfolio for any error of judgment by it or for any loss sustained by the Portfolio, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Agreement also provides that it shall terminate automatically if assigned, and that it may be terminated without penalty by either party upon no more than 60 days nor less than 30 days written notice.

         Pursuant to a Sub-Advisory Agreement between the Manager and MacKay Shields with respect to the Portfolio, MacKay Shields, as Sub-Adviser, has been delegated day-to-day responsibility for the investment decisions of the Portfolio. MacKay Shields, subject to the supervision of the Directors of the Fund and the Manager and in conformity with the stated policies of each of the Portfolio and the Fund, manages the Portfolio, including the purchase, retention, disposition and loan of securities.

         The Sub-Advisory Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors or by a vote of the majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act or in a rule under the 1940 Act) and, in either case, by a majority of the Directors who are not "interested persons" of the Fund, the Manager or any Sub-Adviser (as the term is defined in the 1940 Act).

         As compensation for service, the Manager, not the Portfolio, pays the Sub-Adviser a monthly fee at an annual rate of 0.25% of the average daily net assets of the Portfolio.

         For the years ended December 31, 2002, December 31, 2001 and December 31, 2000, the amount of advisory fees (including sub-advisory fees) paid by the Portfolio to the Manager and its affiliates was $1,227,272, $979,221, and $787,159, respectively. For the years ended December 31, 2002 and December 31, 2001, the amount of sub-advisory fees paid by the Manager and its affiliates to the Sub-Adviser was $1,227,272 and $896,299, respectively (the Portfolio did not have a sub-adviser in 2000).

         In connection with the approval or re-approval of the Portfolio's Investment Advisory Agreement and Sub-Advisory Agreement, the Directors of the Fund, including those Directors who are not "interested persons" of the Fund, the Manager or any Sub-Adviser (as the term is defined in the 1940 Act), requested and received from the Manager and Sub-Adviser, and reviewed, a wide variety of information. In approving or re-approving the agreements, and in evaluating the fairness of the compensation to be paid by the Portfolio, the Directors took into account principally the nature, quality and extent of the services performed by the Manager and Sub-Adviser, in relation to fees received under the agreements. Thus, the Directors considered the personnel, technical resources, operations, financial condition and investment management capabilities, methodologies and performance of the Manager and Sub-Adviser. The Directors also considered other factors, including the performance of other funds in the market pursuing broadly similar strategies, the fees and expenses borne by those funds, the costs to the Manager and Sub-Adviser of providing the services, and the profitability of the relationship with the Portfolio. In addition, the Directors considered the brokerage services received by the Portfolio. These factors were considered by the Directors at large, and also were considered by the independent Directors meeting separately. Based on this review, it was the judgment of the Directors and the independent Directors that approval or re-approval of the agreements was in the interests of the Portfolio and its shareholders.

                             ADMINISTRATIVE SERVICES

         The Manager provides administrative services to the Portfolio pursuant to an Administrative Agreement.

         The Manager has authorized any of its directors, officers and employees who have been elected or appointed as directors or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with its administration of the business affairs of the Portfolio, and except as indicated in the Prospectus, the Manager bears the following expenses:

                  (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Directors not affiliated with the Manager or the Sub-Advisers; and

                  (b) all expenses incurred by the Manager in connection with administering the ordinary course of the Portfolios' business, other than those assumed by the Fund.

         Prior to February 13, 2001, New York Life Insurance and Annuity Corporation ("NYLIAC") served as administrator for the Portfolio and NYLIAC retained MainStay Management LLC, an affiliate, as subadministrator. On February 13, 2001, the Board of Directors of the Fund approved a Substitution Agreement which substituted NYLIM for NYLIAC as Administrator to the Fund. Additionally, the Board terminated the Sub-Administration Agreement with MainStay Management LLC.

         Under a separate agreement, New York Life has granted the Portfolio the right to use the "New York Life" name and service marks and has reserved the right to withdraw its consent to the use of such name and marks by the Fund at any time, and to grant the use of such name and marks to other users.

         For the years ended December 31, 2002, December 31, 2001 and December 31, 2000, the Portfolio paid administration fees to the Administrator in the amount of $981,818, $783,377, and $629,727, respectively.

                               PORTFOLIO BROKERAGE

         The Manager or Sub-Adviser, where appropriate, determines which securities to buy and sell for the Portfolio, selects brokers and dealers to effect the transactions, and negotiates commissions. Fixed income securities are generally traded with dealers acting as principals for their own account without a stated commission. The dealer's margin is reflected in the price of the security. Money market instruments may be traded directly with the issuer. Underwritten offerings of stock and intermediate and long-term debt securities may be purchased at a fixed price including an amount of compensation to the underwriter.

         In placing orders for securities transactions, the Manager or Sub-Adviser's policy is to obtain the most favorable price and efficient execution available. In order to obtain the brokerage and research services described below, higher commissions may sometimes be paid.

         When selecting broker-dealers to execute portfolio transactions, the Manager or Sub-Adviser, as applicable, considers many factors including the rate of commission or size of the broker-dealer's "spread," the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition, general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to the Manager or Sub-Adviser. The Manager or Sub-Adviser uses these services in connection with all their investment activities, including other investment accounts they advise. Conversely, brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Manager or Sub-Adviser in providing investment advisory services to the Fund.

         For the years ending December 31, 2002, December 31, 2001 and December 31, 2000 the Portfolio paid no brokerage commissions on portfolio transactions for the Portfolio.

                        DETERMINATION OF NET ASSET VALUE

         The Fund determines the net asset value or NAV per share of the Portfolio on each day the NYSE is open for regular trading. NAV per share is calculated as of the close of the NYSE (currently 4:00 p.m., Eastern time) for the Portfolio by dividing the amortized cost of the total Portfolio assets, less liabilities attributable to the Portfolio, by the total number of shares of the Portfolio that are issued and outstanding.

HOW PORTFOLIO SECURITIES ARE VALUED.

         Portfolio securities are valued at their amortized cost (in accordance with the Fund's Amortized Cost Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods, the yield to an investor in the Portfolio may differ somewhat than that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Portfolio may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield if he or she purchased shares of the Portfolio on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

                       INVESTMENT PERFORMANCE CALCULATIONS

YIELD CALCULATIONS

         In accordance with regulations adopted by the SEC, the Fund is required to compute the Portfolio's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share of the Portfolio at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.

         The SEC also permits the Fund to disclose the effective yield of the Portfolio for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

         The Portfolio intends to maintain a constant NAV of $1.00 per share, but there can be no assurance that it will be able to do so. The yield on amounts held in the Portfolio normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Portfolio's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Portfolio, the types and quality of portfolio securities held by the Portfolio, and its operating expenses. Therefore, the yield for any period should not be considered representative of the yield for any future period.

         For the seven-day period ending December 31, 2002, the Portfolio yield was 0.89%, and the effective yield was 0.89%.

TOTAL RETURN CALCULATIONS

         The Fund may from time to time also disclose average annual total returns for the Portfolio for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten-year periods that would equate a hypothetical initial amount invested to the ending redeemable value, according to the following formula:

                                               P(1 + T)(n) = ERV

                             Where:

                               P    =  a hypothetical initial payment of $1,000;
                               T    =  average annual total return;
                               n    =  number of years; and
                               ERV  =  ending redeemable value of a hypothetical
                                       $1,000 payment made at the
                                       beginning of the one-,
                                       five-, or ten-year periods
                                       at the end of the one-,
                                       five-, or ten-year periods
                                       (or fractional portion
                                       thereof).

         All recurring fees that are charged by the Portfolio to all shareholder accounts are recognized in the ending redeemable value. The average annual total return calculation for the Portfolio will not reflect the effect of charges that may be applicable to a particular Policy. The average annual total returns of the Portfolio were as follows for the periods ending December 31, 2002:

-----------------------------------------------------------------------------------------------------
                                                             Since Inception
                                      1 Year     5 Years       (Annualized)         Inception Date
-----------------------------------------------------------------------------------------------------
Cash Management Portfolio              1.36%      4.24%           4.36%                 1/29/93
-----------------------------------------------------------------------------------------------------

         The yield and total return calculations of the Portfolio do not reflect the effect of the charges that may be applicable to a particular Policy or Separate Account. Such charges will reduce the net yield and total return of that Policy. Performance figures for the Portfolio will only be advertised if the comparable figures for the Policy are included in the advertisement.

                        PURCHASE AND REDEMPTION OF SHARES

         The Portfolio currently offers its shares to NYLIAC for allocation to NYLIAC's Separate Accounts. The Separate Accounts are used to fund multi-funded retirement annuity policies and variable life insurance policies issued by NYLIAC. Shares of the Portfolio may be sold to NYLIAC Separate Accounts funding both variable annuity contracts and variable life insurance policies and may be sold to affiliated life insurance companies of NYLIAC, including New York Life. The Fund currently does not foresee any disadvantages to Owners arising from offering the Fund's shares to Separate Accounts funding both life insurance policies and variable annuity contracts. Due, however, to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts participating in the Fund might at some time be in conflict. However, the Board of Directors and insurance companies whose separate accounts invest in the Fund are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners. The Board of Directors will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Fund. This might force the Fund to sell securities at disadvantageous prices. The Portfolio does not presently intend to offer its shares directly to the public.

         The Fund is required to redeem all full and fractional shares of the Fund for cash. The redemption price is the NAV per share next determined after the receipt of proper notice of redemption.

         The right to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or when such exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the SEC, which makes disposal of the Portfolio's securities or determination of the NAV of the Portfolio not reasonably practicable, and for any other periods as the SEC may by order permit for the protection of shareholders of the Portfolio.

         Investment decisions for the Portfolio are made independently from those of the other portfolios of the Fund and investment companies advised by the respective Adviser or Sub-Adviser. However, if such other portfolios or investment companies are prepared to invest in, or desire to dispose of, securities of the type in which the Portfolio invests at the same time as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

                                      TAXES

         The following discussion summarizes certain U.S. federal tax considerations incidental to an investment in the Portfolio. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal, state, local and foreign tax aspects of an investment in the Portfolio.

         The Portfolio intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Code. If the Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will be relieved of federal income tax on the amounts distributed.

         To qualify for treatment as a regulated investment company, the Portfolio generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If the Portfolio does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

         Generally, in order to avoid a 4% nondeductible excise tax, the Portfolio must distribute to its shareholders during the calendar year the following amounts:

    - 98% of the Portfolio's ordinary income for the calendar year;

    - 98% of the Portfolio's capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), all computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and

    - any undistributed ordinary income or capital gain net income for the prior year.

         The excise tax generally is inapplicable to any regulated investment company whose shareholders are solely either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although the Portfolio believes that it is not subject to the excise tax, it intends to make the distributions required to avoid the imposition of such a tax.

         The Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Portfolio by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of the Portfolio as assets of the related separate account, these regulations are imposed on the assets of the Portfolio. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by the Portfolio to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by the Portfolio to qualify as a regulated investment company would also subject the Portfolio to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

         The Treasury Department has announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

         In the event that rules or regulations are adopted, there can be no assurance that the Portfolio will be able to operate as currently described, or that the Fund will not have to change the Portfolio's investment objective or investment policies. The Portfolio's investment objective and the investment policies of the Portfolio may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

         The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time.

                               GENERAL INFORMATION

         The Fund was incorporated under Maryland law on June 3, 1983. The Fund was formerly known as the New York Life MFA Series Fund, Inc. On August 22, 1996, the Fund's name was changed to its present form. The authorized capital stock of the Fund consists of 5,000,000,000 shares of common stock, par value $0.01 per share. The Fund offers shares of common stock in nineteen series, each corresponding to a different portfolio. Each of the portfolios is diversified. Each portfolio offers two classes of shares, the Initial Class and Service Class, except the Cash Management Portfolio, which offers only Initial Class shares. The classes differ in that (i) each class has a different class designation; (ii) only the Service Class shares are subject to a distribution and service fee under a plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (iii) to the extent that one class alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter.

         There exist 600,000,000 unclassified shares which may be reclassified and issued as an addition to one or more of the above classes or to any new series, class or classes of shares as determined by the Fund's Board of Directors. The shares of each class, when issued, will be fully paid and nonassessable, will have no preference, conversion, exchange or similar rights, and will be freely transferable.

         Each issued and outstanding share in a class of a portfolio is entitled to participate equally in dividends and distributions declared by the Fund with respect to such portfolio and class. Shares of each class of stock of a portfolio will have a pro rata interest in the assets of the portfolio to which the stock of that class relates and will have no interest in the assets of any other portfolio. If any assets, liabilities, revenue or expenses are not clearly allocable to a particular portfolio or to a particular class of shares of a portfolio (such as fees for non-interested Directors or extraordinary legal fees), they will be allocated to each class on the basis of relative net assets or otherwise as determined by the Board of Directors.

         All shares of common stock, of whatever class, are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the portfolios differ, the voting is on a portfolio-by-portfolio basis. Approval or disapproval by the shares in one portfolio on such a matter would not generally be a prerequisite to approval or disapproval by shares in another portfolio; and shares in a portfolio not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a portfolio-by-portfolio vote are changes in fundamental investment policies of a particular portfolio and approval of the investment advisory agreement. Similarly, as described above, to the extent that one class of a portfolio alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter.

         The vote of a majority of the Fund shares (or of the shares of any portfolio or of any class) means the vote, at any special meeting, of the lesser of (i) 67% or more of the outstanding shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (or of the portfolio or class).

         The Board of Directors has decided not to hold routine annual stockholders' meetings. Special stockholders' meetings will be called whenever one or more of the following is required to be acted on by stockholders pursuant to the 1940 Act: (i) election of directors; (ii) approval of investment advisory agreement; or (iii) ratification of selection of independent accountants. Not holding routine annual meetings results in Policy Owners having a lesser role in governing the business of the Fund.

         NYLIAC is the legal owner of the shares and as such has the right to vote to elect the Board of Directors of the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent of current applicable law, NYLIAC will vote the shares of the Fund at special meetings of the shareholders of the Fund in accordance with instructions received from Owners of Policies that are publicly offered. The current prospectuses for the Policies more fully describe voting rights of these Owners.

         The initial capital for the portfolios was provided by NYLIAC Separate Accounts. The equity of NYLIAC in the Separate Accounts is represented by its ownership of accumulation units in the Separate Accounts. Such accumulation units were acquired for investment and can be disposed of only by redemption. NYLIAC has agreed not to redeem its accumulation units of any Separate Account until such time as this can be done without any significant impact upon the Separate Account.

                                 CODE OF ETHICS

         The Fund, NYLIM and the Sub-Adviser have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                                  LEGAL COUNSEL

         Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, Washington, D.C.

                             INDEPENDENT ACCOUNTANTS

         The financial statements of the Fund for the year ended December 31, 2002, including the financial highlights for each of the periods presented appearing in the 2002 Annual Report to shareholders and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein, are incorporated by reference in the SAI.

         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Fund. The Fund's Annual Report, which is incorporated by reference in this SAI, has been incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                   APPENDIX A
                        DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

         Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

         Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or

(d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

MUNICIPAL SHORT-TERM LOAN RATINGS

         MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME 3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

Corporate and Municipal Long-Term Debt Ratings

INVESTMENT GRADE

         AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

         Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC: An obligation rated CC is currently highly vulnerable to nonpayment.

         C:   The C rating may be used to cover a situation where a
bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

         D:   Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM RATING DEFINITIONS

         A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.